SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	000-27039	87-0406858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

5256 S. Mission Road, 703 #314, Bonsall, CA 92003

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a)(1) Marijuana Company of America, Inc. (the “Registrant”) entered into a material definitive agreement not made in the ordinary course of its business on July 25, 2017. The parties to the agreement are the Registrant and Tangiers Global, LLC, (“Tangiers”). With the exception of the entry into the subject material definitive agreement, no material relationship exists between the Registrant, or any of the Registrant’s affiliates or control persons on the one hand, and Tangiers, and any of its affiliates or control persons on the other hand.

(a)(2) Pursuant to an Investment Agreement between the Registrant and Tangiers, Tangiers agreed to invest up to five million dollars ($5,000,000) to purchase the Registrant’s Common Stock, par value $0.001 per share, based upon an exemption from registration provided under Section 4(a)(2) of the 1933 Securities Act, and Section 506 of Regulation D promulgated thereunder. Coincidentally, the Registrant and Tangiers entered into a Registration Rights Agreement, as an inducement to Tangiers to execute and deliver the Investment Agreement, whereby the Registrant agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws, with respect to the shares of Common Stock issuable for Tangiers’s investment pursuant to the Investment Agreement. The Investment Agreement terminates thirty-six (36) months after the Effective Date, or when Tangiers has purchased an aggregate of Five Million Dollars ($5,000,000) in the Registrant’s Common Stock, or at such time that the Registration Statement agreed to in the Registration Rights Agreement is no longer in effect, or upon the election of the Registrant, providing 15 days written notice to Tangiers.

The Registrant and Tangiers also executed two fixed convertible promissory notes: one in the amount of two hundred and fifty thousand dollars ($250,000) and one in the amount of fifty thousand dollars ($50,000), each bearing interest at the rate of ten percent (10%). The $250,000 Note is due and payable within seven months of the Effective Date of each payment, and is convertible at a price equal to $0.0125. The $50,000 Note is due and payable on February 25, 2018, and is convertible at a price equal to $0.0175. Tangiers may convert any amount of principal or interest due into the Registrant’s Common Stock, par value $0.001 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 31, 2017

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg

Donald Steinberg

Chief Executive Officer

(Principal Executive Officer)

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